UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)
June 10, 2014
____________________________
RENT-A-CENTER, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25370 (Commission File Number)	45-0491516 (IRS Employer Identification No.)
5501 Headquarters Drive Plano, Texas 75024 (Address of principal executive offices and zip code)

(972) 801-1100
(Registrant's telephone
number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Rent-A-Center, Inc. (the “Company”) named Guy J. Constant, 49, as Executive Vice President - Finance, Chief Financial Officer and Treasurer effective as of June 16, 2014. Mr. Constant was previously employed by Brinker International, Inc., serving as Executive Vice President, Chief Financial Officer and President of Global Business Development from January 2013 until March 2014; as Executive Vice President and Chief Financial Officer from September 2010 to January 2013; Senior Vice President of Finance from May 2008 to September 2010; Vice President of Strategic Planning, Analysis and Investor Relations from September 2005 to May 2008; and Senior Director of Compensation from November 2004 to September 2005.

In connection with the appointment of Mr. Constant as Executive Vice President - Finance, Chief Financial Officer and Treasurer of the Company, Mr. Constant and the Company have agreed that Mr. Constant’s annual base salary will be $475,000, and Mr. Constant will be eligible to participate in the Company’s annual cash bonus and equity compensation programs. Mr. Constant’s target annual cash bonus will be 55% of his annual base salary. Mr. Constant’s target annual equity compensation will be 100% of his annual base salary and shall be paid consistent with the equity compensation paid to executive officers of the Company, as described in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders.
In addition, on July 1, 2014, the first business day of the quarter following the employment commencement date, the Company will make the following equity grants to Mr. Constant:

•	10,000 options to purchase the common stock of the Company

•	Restricted stock units valued at $118,750, which will vest on January 31, 2017

•	Restricted stock units valued at $237,500, which will vest upon the achievement by the Company of aggregate EBITDA for the three-year period ending December 31, 2016 in the amount of $1,203.3 billion

Item 8.01    Other Events.
On June 10, 2014, the Company issued a press release announcing the matters addressed in Item 5.02 of this Current Report on Form 8-K. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by this reference.
Item 9.01    Financial Statements and Exhibits.
Exhibit 99.1 - Press Release issued on June 10, 2014, by Rent-A-Center, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.
Date: June 10, 2014	By:	/s/ Dawn M. Wolverton
Dawn M. Wolverton
Vice President - Assistant General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on June 10, 2014, by Rent-A-Center, Inc.